Income Taxes - Deferred Tax Assets and Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Deferred tax assets:
Deferred income taxes for future amortization of ITC	$ 1,614	$ 2,146
Employee benefits	36,923	31,557
Alternative minimum tax credit	4,809	20,172
Net operating losses and credits	868	9,719
Interest rate swap	7,351	8,622
Other	24,636	25,872
Valuation allowance	(499)	(253)
Deferred tax assets, total	75,702	97,835
Deferred tax liabilities:
Property-related items, including accelerated depreciation	794,850	736,810
Regulatory balancing accounts	743	33,736
Unamortized ITC	2,549	3,410
Debt-related costs	5,497	5,066
Intangibles	9,547	12,792
Other	31,533	27,600
Deferred tax liabilities, total	844,719	819,414
Net deferred tax liabilities	769,017	721,579
Current		(2,109)
Noncurrent	769,017	723,688
Net deferred tax liabilities	$ 769,017	$ 721,579